Russell Funds: Classes A, C, E and S

Russell Funds: Class Y

RUSSELL INVESTMENT COMPANY

Supplement dated September 30, 2008 to

PROSPECTUSES DATED FEBRUARY 29, 2008

As Supplemented through September 2, 2008

RUSSELL MONEY MARKET FUND

The following information supplements the prospectuses referenced above:

The U.S. Treasury Department has established a Temporary Guarantee Program (“Program”) for money market funds. Under the Program, the U.S. Treasury will guarantee to investors in participating money market funds that they will receive $1.00 for each money market fund share held as of the close of business on September 19, 2008. The guarantee will be triggered if the participating money market fund’s net asset value per share falls below $0.995, commonly referred to as breaking the buck. At a meeting held on September 29, 2008, the Board of Trustees of Russell Investment Company determined that the Russell Money Market Fund will participate in the Program. The Russell Money Market Fund is responsible for payment of fees required to participate in the Program.

The Program provides coverage to shareholders of the Russell Money Market Fund for amounts that they held in the Russell Money Market Fund as of the close of business on September 19, 2008. Any increase in the number of shares of the Russell Money Market Fund held in an account after the close of business on September 19, 2008 will not be guaranteed. Any purchase of shares of the Russell Money Market Fund for a new account after the close of business on September 19, 2008 will not be guaranteed. In the event that shares held as of close of business on September 19, 2008 are sold prior to the date the guarantee is triggered, then the shares covered by the guarantee will be the lesser of (i) the amounts held in the Russell Money Market Fund as of close of business on September 19, 2008 or (ii) the amounts held in the Russell Money Market Fund on the date the guarantee is triggered.

Under the terms of the Program, if the guarantee is triggered, the Board of Trustees of Russell Investment Company will be required to initiate the actions necessary under applicable state and federal law to commence the liquidation of the Russell Money Market Fund. For shares covered by the guarantee, any difference between the amount received by a shareholder in connection with the liquidation and $1.00 per share will be covered under the Program.

The Program is designed to address temporary dislocations in credit markets. The Program will exist for an initial three month term beginning September 19, 2008, after which the Secretary of the Treasury will review the need and terms for extending the Program. Following the initial three month term, the Secretary has the option to renew the Program up to the close of business on September 18, 2009. The Program will not automatically extend for the full year without the Secretary’s approval, and the Russell Money Market Fund would have to renew its participation at the extension point to maintain coverage and pay additional fees required in connection with any renewal beyond the Program’s initial three month term. If the Secretary chooses not to renew the Program at the end of the initial three month period, the Program will terminate. Guarantee payments under the Program will not exceed the amount available within in the U.S. Treasury Department’s Exchange Stabilization Fund (“ESF”) on the date of payment. Currently, ESF assets are approximately $50 billion.

Neither this prospectus supplement, the above-referenced prospectuses, nor the Russell Money Market Fund itself are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.

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